NeoForce Group, Inc. Acquisition - Schedule of Unaudited Pro Forma Financial Information (Detail) - NeoForce Group, Inc. [Member] - NeoForce, Inc [Member] - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Business Acquisition [Line Items]
Pro forma total revenues	$ 1,168,846	$ 987,853
Pro forma net loss	$ (16,002,126)	$ (13,307,030)
Pro forma net loss per share - basic and diluted (in dollars per share)	$ (1.70)	$ (10.48)
Pro forma weighted-average shares-basic and diluted (shares)	9,425,880	1,270,033